PLIANT THERAPEUTICS, INC. 2022 INDUCEMENT PLAN 1. PURPOSE OF PLAN The purpose of this Pliant Therapeutics, Inc. 2022 Inducement Plan (this “Plan”) of Pliant Therapeutics, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company by providing a material inducement for the best available individuals to join the Company and its Subsidiaries as employees by affording such individuals an opportunity to acquire a proprietary interest in the Company. 2. ELIGIBILITY The Plan will be reserved solely for awards to persons whom the Company may issue shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) without stockholder approval pursuant to Rule 5635(c)(4) of the NASDAQ Listing Rules, or any successor rule relating to inducement awards (the “Inducement Rules”). 3. SHARE LIMITS; GRANT OF AWARDS The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan is 1,000,000 shares (the “Share Limit”), such limit subject to adjustment as contemplated by Section 3 of the 2020 Plan. 4. EFFECTIVE DATE This Plan is effective as of September 14, 2022, the date of its approval by the Board (the “Effective Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Committee with respect thereto, including the authority to amend such awards to the extent permitted by the Inducement Rules) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan. 5. OTHER TERMS Except as expressly set forth herein, the terms of the Plan shall be identical to the terms of the 2020 Plan, and such terms are incorporated by reference into this Plan (with such non- substantive changes as are necessary to reflect their usage in this Plan instead of the 2020 Plan); provided, however, that no Incentive Stock Options shall be awarded under this Plan. In the event of any conflict between the provisions in this Plan and those of the 2020 Plan, the provisions of this Plan shall govern. 6. DEFINED TERMS

6.1. “2020 Plan” means the Pliant Therapeutics, Inc. 2020 Stock Option and Incentive Plan, as may be amended from time to time. 6.2. “Eligible Person” means persons expected to become officers and other employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time and who is eligible to receive an award under this Plan pursuant to the Inducement Rules. 6.3 Defined terms not defined herein shall have the meaning set forth in the 2020 Plan.

RESTRICTED STOCK UNIT AWARD AGREEMENT FOR COMPANY EMPLOYEES UNDER THE PLIANT THERAPEUTICS, INC. 2022 INDUCEMENT PLAN Name of Grantee: %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-% No. of Restricted Stock Units: %%TOTAL_SHARES_GRANTED,'999,999,999'%-% Grant Date: %%OPTION_DATE,'Month DD, YYYY'%-% Pursuant to the Pliant Therapeutics, Inc. 2022 Inducement Plan as amended through the date hereof (the “Inducement Plan”), Pliant Therapeutics, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company. The Restricted Stock Units are being granted to you as an “employment inducement award” under Rule 5635(c)(4) of the NASDAQ Listing Rules, outside of the Pliant Therapeutics, Inc. 2020 Stock Option and Incentive Plan (the “Plan”). Notwithstanding that the Restricted Stock Units are being granted outside of the Plan, except as expressly provided otherwise, the Restricted Stock Units will be governed in a manner consistent with the terms and conditions of the Plan. 1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Inducement Plan and this Agreement. 2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates, except as otherwise provided for in any employment agreement, separation agreement or similar agreement between Grantee and Company and which is in effect as of the Grant Date (“Written Contract”). If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date. Incremental Number of Restricted Stock Units Vested Vesting Date %%SHARES_PERIOD1,'999,999,999'%-% %%VEST_DATE_PERIOD1,'Month DD, YYYY'%-% %%SHARES_PERIOD2,'999,999,999'%-% %%VEST_DATE_PERIOD2,'Month DD, YYYY'%-% %%SHARES_PERIOD3,'999,999,999'%-% %%VEST_DATE_PERIOD3,'Month DD, YYYY'%-% %%SHARES_PERIOD4,'999,999,999'%-% %%VEST_DATE_PERIOD4,'Month DD, YYYY'%-% The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2. 3. Termination of Service Relationship. Except as otherwise provided for in a Written Contract, if the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. 4. Issuance of Shares of Stock. Subject to the satisfaction of the Tax-Related Items (as defined below), in the event one or more Restricted Stock Units vests, the Company shall issue to Grantee one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable Vesting Date, with such issuance to occur within 30 days following the applicable Vesting Date; provided, that in the event the Award becomes vested upon a termination of employment in accordance with the terms of a Written Contract and subject to the remainder of this Agreement, the Company shall have 30 days from such termination of employment or other lapse of the substantial risk of forfeiture to issue the underlying shares of Common Stock (each such date, the “Issuance Date”), and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. 5. Incorporation of Inducement Plan and Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Inducement Plan and, as applicable, the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Inducement Plan or the Plan, as applicable, unless a different meaning is specified herein. 6. Tax Withholding. (a) Responsibility for Tax-Related Items. Grantee acknowledges that, regardless of any action the Company takes with respect to any or all income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains Grantee’s responsibility and may exceed the amount actually withheld by the Company. Grantee further acknowledges that the Company (i) makes no representations or undertakings regarding the treatment of any Tax- Related Items in connection with any aspect of this Award, including the grant of the Restricted Stock Units, the vesting and settlement of the Restricted Stock Units, the delivery or sale of any shares of Common Stock and the issuance of any dividends, and (ii) does not commit to and is under no obligation to structure the terms of the grant or any aspect of this Award to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Grantee acknowledges and agrees that Grantee will not make any claim against the Company, or any of its officers, directors, employees or affiliates for Tax-Related Items arising from this Award or Grantee’s other compensation. Further, if Grantee is subject to Tax-Related Items in more than one jurisdiction, Grantee acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction. (b) Method of Tax Withholding. Prior to the relevant taxable or tax withholding event, as applicable, Grantee agrees to make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. Specifically, pursuant to Paragraph 6(d) below, Grantee has agreed to a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby Grantee has (except as provided in Paragraph 6(e) below) agreed to sell a portion of the shares of Common Stock to be delivered in connection with this Award to satisfy any withholding obligations for Tax-Related Items and whereby the FINRA Dealer has committed to forward the proceeds necessary to satisfy any withholding obligations for Tax-Related Items directly to the Company. If, for any reason, such “same day sale” commitment pursuant to Paragraph 6(d) does not result in sufficient proceeds to satisfy any withholding obligations for Tax-Related Items, Grantee authorizes the Company, or its agents, at their discretion, to satisfy the Company’s withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from Grantee’s wages or other cash compensation paid to Grantee by the Company; (ii) withholding a number of shares of Common Stock having a fair market value determined by the Company as of the date of the relevant taxable or tax withholding event, as applicable, that are otherwise deliverable to Grantee upon settlement; provided, however, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure be subject to the express prior approval of the Administrator; or (iii) causing Grantee to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company). (c) Withholding Rate. Depending on the withholding method, the Company may withhold or account for Tax- Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, Grantee is deemed to have been issued the full number of shares of Common Stock subject to the vested Restricted Stock Units notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. (d) Authorization of Same Day Sale. Grantee hereby acknowledges and agrees to the following:

(i) Grantee hereby appoints ETRADE (or any successor agent determined by the Company) as Grantee’s agent (the “Agent”), and authorizes the Agent to: (1) Sell on the open market at the then-prevailing market price(s), on Grantee’s behalf, as soon as practicable on or after each date on which shares of Common Stock underlying my Restricted Stock Units vest and are issued on the Issuance Date, the number (rounded up to the next whole number) of the shares of Common Stock to be delivered to Grantee in connection with the vesting of those shares sufficient to generate proceeds to cover (1) the satisfaction of the Tax-Related Items arising from the vesting of the Award and the related issuance of shares of Common Stock to Grantee, and (2) all applicable fees and commissions due to, or required to be collected by, the Agent with respect thereto; (2) Remit directly to the Company the proceeds necessary to satisfy the Tax-Related Items; (3) Retain the amount required to cover all applicable fees and commissions due to, or required to be collected by, the Agent, relating directly to the sale of the shares of Common stock referred to in clause (1) above; and (4) Remit any remaining funds to Grantee. (ii) Grantee hereby authorizes the Company and the Agent to cooperate and communicate with one another to determine the number of shares of Common Stock underlying my Restricted Stock Units that must be sold pursuant to this Paragraph 6(d). (iii) Grantee acknowledges that the Agent is under no obligation to arrange for the sale of Common Stock at any particular price under this Paragraph 6(d) and that the Agent may effect sales as provided in this Paragraph 6(d) in one or more sales and that the average price for executions resulting from bunched orders may be assigned to Grantee’s account. Grantee further acknowledges that Grantee will be responsible for all brokerage fees and other costs of sale associated with this Paragraph 6(d), and Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sales. In addition, Grantee acknowledges that it may not be possible to sell shares of Common Stock as provided by in this Paragraph 6(d) due to (i) a legal or contractual restriction applicable to Grantee or the Agent, (ii) a market disruption, (iii) rules governing order execution priority on the national exchange where the Common Stock may be traded or (iv) applicable law restricting such sale. In the event of the Agent’s inability to sell shares of Common Stock, Grantee will continue to be responsible for the timely payment to the Company of all Tax-Related Items that are required by applicable laws and regulations to be withheld. (iv) Grantee acknowledges that regardless of any other term or condition of this Paragraph 6(d), the Agent will not be liable to Grantee for (a) special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages of any kind, or (b) any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control. (v) Grantee hereby agrees to execute and deliver to the Agent any other agreements or documents as the Agent reasonably deems necessary or appropriate to carry out the purposes and intent of this Paragraph 6(d). The Agent is a third-party beneficiary of this Paragraph 6(d). (vi) This Paragraph 6(d) shall terminate not later than the date on which all Tax-Related Items arising in connection with the Award have been satisfied. (vii) Grantee hereby authorizes the Company to appoint a successor Agent should the above-named entity in (i) above (or its successor) resign as Agent or be replaced by the Company. (e) Grantee agrees to pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of Grantee’s participation in the Inducement Plan that cannot be satisfied by the means previously described. Grantee acknowledges and agrees that the Company may refuse to issue or deliver the shares of Common Stock, or the proceeds of the sale of shares of Common Stock, if Grantee fails to comply with Grantee’s obligations in connection with the Tax-Related Items. (f) Grantee represents and warrants that (i) Grantee has carefully reviewed this Agreement including, without limitation, the provisions set forth in Paragraph 6(d), (ii) on the date Grantee accepts this Award, he or she is not aware of any material, nonpublic information with respect to the Company or any securities of the Company, is not subject to any legal, regulatory or contractual restriction that would prevent Agent from conducting sales, does not have, and will not attempt to exercise, authority, influence or control over any sales of Common Stock effected by the Agent pursuant to this Agreement, and is entering into this Agreement and any such election in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 (regarding trading of the Company's securities on the basis of material nonpublic information) under the Exchange Act, and (iii) it is Grantee’s intent that this election comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act. 7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code, and each issuance hereunder shall be considered a separate payment for purposes of Section 409A of the Code. 8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Inducement Plan, the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Subsidiary and neither the Inducement Plan, the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. 10. Data Privacy Consent. In order to administer the Inducement Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Inducement Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law. 11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

STOCK OPTION AGREEMENT FOR COMPANY EMPLOYEES UNDER THE PLIANT THERAPEUTICS, INC. 2022 INDUCEMENT PLAN Name of Optionee: %%FIRST_NAME%-% %%LAST_NAME%-% No. of Option Shares: %%TOTAL_SHARES_GRANTED,'999,999,999'%-% Option Exercise Price per Share: $%%OPTION_PRICE%-% FMV on Grant Date Grant Date: %%OPTION_DATE,'Month DD, YYYY'%-% Expiration Date: %%EXPIRE_DATE_PERIOD1,'Month DD, YYYY'%-% Up to 10 years Pursuant to the Pliant Therapeutics, Inc. 2022 Inducement Plan as amended through the date hereof (the “Inducement Plan”), Pliant Therapeutics, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Inducement Plan. This Stock Option is being granted to you as an “employment inducement award” under Rule 5635(c)(4) of the NASDAQ Listing Rules, outside of the Pliant Therapeutics, Inc. 2020 Stock Option and Incentive Plan (the “Plan”). Notwithstanding that the Stock Option is being granted outside of the Plan, except as expressly provided otherwise, the Stock Option will be governed in a manner consistent with the terms and conditions of the Plan. This Stock Option is not an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. 1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable Exercisability Date See your ETRADE account See your ETRADE account Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan. 2. Manner of Exercise. (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection. The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Inducement Plan or the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Inducement Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to. (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Inducement Plan and the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock. (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time. (d) Notwithstanding any other provision hereof or of the Inducement Plan or the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof. 3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below. (a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect. (b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect. (c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company. (d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees. 4. Incorporation of Inducement Plan and Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Inducement Plan and, as applicable, the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Inducement Plan or the Plan, as applicable, unless a different meaning is specified herein. 5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. 6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer. 7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Inducement Plan, the Plan or this Agreement to continue the Optionee in a Service Relationship with the Company or a Subsidiary and neither the Inducement Plan, the Plan nor this Agreement shall interfere in any way with the right of the

Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time. 8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter. 9. Data Privacy Consent. In order to administer the Inducement Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Inducement Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. Pliant Therapeutics, Inc. By: Title: President and Chief Executive Officer The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable. %%FIRST_NAME%-% %%LAST_NAME%- % Optionee’s Name Optionee’s Address: %%ADDRESS_LINE_1%-% %%ADDRESS_LINE_2%-% %%ADDRESS_LINE_3%-% %%CITY%-%, %%STATE%-% %%ZIPCODE%-%